UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07484

Nuveen Massachusetts Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	33

Statement of Operations	34

Statement of Changes in Net Assets	35

Statement of Cash Flows	36

Financial Highlights	38

Notes to Financial Statements	41

Additional Fund Information	54

Glossary of Terms Used in this Report	55

Reinvest Automatically, Easily and Conveniently	57

Annual Investment Management Agreement Approval Process	58

Board Members & Officers	66

Chairman’s Letter
to Shareholders

Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

Portfolio Manager’s Comments
Nuveen Connecticut Quality Municipal Income Fund (NTC)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Michael S. Hamilton discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Connecticut and Massachusetts Funds. Michael assumed portfolio management responsibility for these Funds in 2011.
During May 2019, the Board of Trustees approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) into the acquiring Fund, the Nuveen AMT-Free Municipal Credit Income Fund (NVG). In order for the reorganization to occur, it must be approved by shareholders. If shareholders approve the reorganization, Nuveen Connecticut Quality Municipal Income Fund shareholders will receive a cash distribution prior to the closing of the reorganization of approximately 10% of net asset value per share.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favor a no-deal Brexit. Europe also contended with Italy’s euroskeptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market conditions in Connecticut and Massachusetts during the twelve-month reporting period ended May 31, 2019?
Though showing steady growth, Connecticut’s economy continues to lag the national recovery. Total non-farm employment is still below the 2008 peak. Weakness in the financial services and government sectors are undermining growth. As of May 2019, Connecticut’s unemployment rate was 3.8%, marginally higher than the national rate of 3.6%. Connecticut has a high number of defense-related industries that make it more sensitive to both cuts and increases in federal defense spending. On October 31, 2017, the Governor signed the $41.3 billion 2018-2019 biennium budget, 123 days late. It is 2.5% larger than the adopted 2016-2017 biennium budget. It contains no increases in broad-based taxes but does rely on a complex maneuver designed to increase federal Medicaid reimbursement to the State. Legislation adopted with the biennium budget imposed stricter budget controls, which helped Connecticut post a sizeable General Fund surplus in Fiscal Year 2018 and make a significant deposit to the State’s rainy day reserve fund. Connecticut’s pensions remain among the worst funded in the nation, which are likely to be a source of future financial strain at the state level. According to Moody’s Investors Service, Inc. (Moody’s), Connecticut’s per-capita debt burden was the highest in the nation at $6,544 in 2017, in contrast to the national median of $987. Connecticut enjoys the highest per-capita income of the 50 states, at 139% of the national average in 2017. At the end of the reporting period, Moody’s rated Connecticut “A1” with a

Portfolio Manager’s Comments (continued)
stable outlook. Moody’s had downgraded its rating to A1 from Aa3 on May 15, 2017, citing the State’s weakening demographics and high fixed costs. S&P rates Connecticut “A” with a positive outlook. Though S&P downgraded its rating to A from A+ on April 13, 2018, citing the State’s high fixed costs and heavy debt load, it has since shifted its outlook to positive. On April 19, 2019, S&P formally changed its outlook to positive, citing the State’s replenished reserves and increased financial controls. Approximately $6.0 billion in Connecticut municipal bonds were issued during the twelve months ending May 31, 2019, a gross issuance decrease of 5.7% year-over-year.
Massachusetts continues to benefit from a highly diverse economy. Biotechnology, pharmaceuticals, finance and software development are increasingly driving the Massachusetts economy, aided by the Commonwealth’s extensive education and health care sectors. Among the 50 states, Massachusetts has the highest percentage of population over 25 with a bachelor's degree, at approximately 43%. This compares with the national average of 31%. Job growth in Massachusetts is strong and exceeds the national average. Unemployment in the Commonwealth was 3.0% in May 2019, below the national average of 3.6% for the same period. According to the U.S. Department of Commerce, Bureau of Economic Analysis, Massachusetts’ per capita income is second highest among the 50 states. At $65,890 for calendar year 2017, it is 131% of the national average. The Commonwealth’s $41.2 billion Fiscal Year 2019 budget represents a 2.3% increase over the adopted Fiscal 2018 budget. The 2019 budget calls for no hikes in sales or income taxes. It calls for a $96 million deposit into the Commonwealth’s rainy day fund and a reduction in onetime revenue solutions. According to Moody's, Massachusetts' debt burden is second highest in the nation (after Connecticut) on a per capita basis ($6,085 versus the median of $987) and third highest as a percentage of the state GDP (8.3% versus the median of 2.1%). As of May 2019, Moody’s rated Massachusetts Aa1 with a stable outlook, and S&P rated the Commonwealth AA with a stable outlook. S&P had downgraded its rating from AA+ to AA on June 9, 2017, citing a reduction in the Commonwealth’s reserve levels. For the twelve months ended May 31, 2019, Massachusetts’ tax-exempt bond supply totaled $9.3 billion, a 21.5% decrease over the prior twelve months.
What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2019?
Municipal bonds benefited from fundamental and technical tailwinds in this reporting period. Falling interest rates, favorable credit conditions, strong municipal bond demand and low supply propelled municipal bond returns higher in the reporting period. Connecticut’s municipal bond market outperformed the national municipal market, while the Massachusetts municipal market lagged the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. The Funds’ positioning emphasized longer maturities, lower rated credits and/or sectors offering higher yields. For NTC, we bought maturities 12 years and longer across a diverse group of sectors including local general obligations (GOs), state of Connecticut GOs, water and sewer, higher education and student loans. NMT added bonds mainly in the 12- to 25-year maturity range from the health care, higher education, water and sewer, ports and state of Massachusetts GO sectors.
Most of the new purchases were funded from the proceeds of called and maturing bonds. We also sold some shorter-dated bonds, which we considered placeholders that could be sold and reinvested in more attractive long-term opportunities as they arise. Additionally, higher prevailing interest rates in the third and fourth quarters of 2018 presented favorable conditions to sell some depreciated bonds and buy similarly structured, higher yielding bonds. These bond exchanges helped boost tax efficiencies, as the loss on the depreciated bonds we sold can be used to offset capital gains in the future, and helped increase the Fund’s income distribution capabilities. Both NTC and NMT were active with this trading strategy during the reporting period.
As of May 31, 2019, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended May 31, 2019. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended May 31, 2019, the total returns at common share NAV for NTC and NMT outperformed the returns for the national S&P Municipal Bond Index and their respective state’s S&P Municipal Bond Index.
The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and individual credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Duration and yield curve positioning was the largest positive contributor to relative performance. In this reporting period, long duration bonds outperformed and short duration bonds underperformed. The Funds’ underweights in shorter durations, especially six years and shorter for NTC and eight years and shorter for NMT, and overweights in longer durations, particularly durations longer than six years in NTC and eight years in NMT, aided performance.
Credit ratings allocation was a small positive contributor to the Funds’ performance. In Connecticut, the highest grade credits under-performed the broad market, while lower rated bonds beat the overall market. NTC’s underweight allocations to AAA and AA rated paper and overweight to single A and lower rated credits boosted relative performance. For the Massachusetts Fund, an underweight to AAA rated bonds, which lagged the broad market, and an overweight to credits rated AA and lower, which outperformed the broad market, were advantageous. Especially beneficial were NMT’s overweight allocations to single A and BBB rated bonds.
Sector positioning added value to NTC’s performance but slightly detracted from NMT’s performance. NTC was most helped by the tax-supported sector, where positions in state GO bonds rebounded as the state’s government took steps to improve its financial situation, helping credit spreads narrow during this reporting period. For NMT, an underweight to the tax-supported sector, and particularly an underweight to state and local GOs, dampened relative performance. NMT’s positioning in higher education bonds was also unfavorable, as the Fund held higher education credits with shorter effective durations that underperformed the market.
Individual credits that contributed the most to performance tended to be lower rated, higher effective duration structures. Standout performers in NTC included state of Connecticut GOs held in a tender option bond (TOB) trust, Sacred Heart University revenue bonds and local GOs issued for Bridgeport, Connecticut. NMT benefited from positions in Emerson College revenue bonds and WGBH Educational Foundation revenue bonds.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.
As of May 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NTC	NMT
Effective Leverage*	37.74%	37.20%
Regulatory Leverage*	35.48%	35.02%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of May 31, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference
NTC	$112,000,000	$—
NMT	$74,000,000	$—

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NTC	NMT
June 2018	$0.0410	$0.0445
July	0.0410	0.0445
August	0.0410	0.0445
September	0.0410	0.0410
October	0.0410	0.0410
November	0.0410	0.0410
December	0.0410	0.0410
January	0.0410	0.0410
February	0.0410	0.0410
March	0.0410	0.0410
April	0.0410	0.0410
May 2019	0.0410	0.0410
Total Distributions from Net Investment Income	$0.4920	$0.5025
Yields
Market Yield*	3.75%	3.83%
Taxable-Equivalent Yield*	5.33%	5.40%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 29.7% and 29.1% for NTC and NMT, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable- Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NTC	NMT
Common shares cumulatively repurchased and retired	360,000	26,148
Common shares authorized for repurchase	1,445,000	935,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NTC	NMT
Common shares repurchased and retired	99,200	26,148
Weighted average price per common share repurchased and retired	$11.23	$11.67
Weighted average discount per common share repurchased and retired	15.96%	15.20%

Each Fund may repurchase its common shares on a dynamic basis with the goal of providing liquidity in circumstances when sufficient natural demand may not otherwise exist. This typically occurs in adverse market environments when a Fund’s common shares are trading at a significant discount to their current net asset value. By providing liquidity in such circumstances, a Fund seeks over time to enable common shareholders to sell their shares more efficiently, and thereby enable its common shares to trade at a narrower discount to their then-current net asset value.
By repurchasing its common shares below net asset value, and retiring those shares at net asset value, a Fund also generates immediate benefits for common shareholders through accretion to net assets as well as common net earnings. As reflected under “Discount Per Share Repurchased and Retired” in the Financial Highlights section of the financial statements, such net asset value accretion during the fiscal year was $0.01 per common share for NTC and NMT.
OTHER COMMON SHARE INFORMATION
As of May 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NTC	NMT
Common share NAV	$14.21	$14.73
Common share price	$13.13	$12.84
Premium/(Discount) to NAV	(7.60)%	(12.83)%
12-month average premium/(discount) to NAV	(14.03)%	(12.84)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Connecticut Quality Municipal Income Fund (NTC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NTC.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMT.

NTC	Nuveen Connecticut Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NTC at Common Share NAV	7.92%	4.14%	5.12%
NTC at Common Share Price	16.51%	5.65%	4.96%
S&P Municipal Bond Connecticut Index	6.72%	2.91%	3.48%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.9%
Other Assets Less Liabilities	3.1%
Net Assets Plus Floating Rate Obligations
and AMTP Shares, net of deferred
offering costs	158.0%
Floating Rate Obligations	(3.1)%
AMTP Shares, net of deferred
offering costs	(54.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Connecticut	90.2%
Guam	4.6%
New York	2.5%
Oregon	1.3%
Puerto Rico	0.8%
Virgin Islands	0.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	27.2%
Health Care	20.4%
Water and Sewer	13.8%
Tax Obligation/Limited	13.6%
Education and Civic Organizations	11.0%
U.S. Guaranteed	10.1%
Other	3.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.9%
AAA	2.2%
AA	32.7%
A	45.9%
BBB	6.5%
BB or Lower	2.0%
N/R (not rated)	0.8%
Total	100%

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NMT at Common Share NAV	6.87%	4.56%	6.01%
NMT at Common Share Price	5.80%	4.03%	4.85%
S&P Municipal Bond Massachusetts Index	5.93%	3.24%	4.23%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.3%
Other Assets Less Liabilities	1.4%
Net Assets Plus VRDP Shares,
net of deferred offering costs	153.7%
VRDP Shares, net of deferred
offering costs	(53.7)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Massachusetts	93.8%
Guam	4.9%
Virgin Islands	0.8%
Puerto Rico	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	29.7%
Health Care	21.0%
U.S. Guaranteed	12.0%
Tax Obligation/Limited	11.5%
Tax Obligation/General	10.9%
Transportation	6.5%
Water and Sewer	5.3%
Other	3.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.6%
AAA	4.1%
AA	49.4%
A	23.0%
BBB	7.7%
BB or Lower	4.2%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for NTC; at this meeting the shareholders were asked to elect Board Members.

		NTC
	Common and
	Preferred
	shares voting
	together		Preferred
	as a class		Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	11,045,423		—
Withhold	2,026,081		—
Total	13,071,504		—
Carole E. Stone
For	11,032,363		—
Withhold	2,039,141		—
Total	13,071,504		—
Margaret L. Wolff
For	11,039,650		—
Withhold	2,031,854		—
Total	13,071,504		—
William C. Hunter
For	—		1,120
Withhold	—		—
Total	—		1,120
Albin F. Moschner
For	—		1,120
Withhold	—		—
Total	—		1,120

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Connecticut Quality Municipal Income Fund
Nuveen Massachusetts Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Connecticut Quality Municipal Income Fund and Nuveen Massachusetts Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Fund Reorganization
As discussed in note 1 to the financial statements, during May 2019, the Funds’ Board of Trustees approved the reorganization of Nuveen Connecticut Quality Municipal Income Fund into Nuveen AMT-Free Municipal Credit Income Fund. The reorganization requires shareholder approval; therefore, the reorganization date is yet to be determined.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 26, 2019

NTC	Nuveen Connecticut Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.9% (100.0% of Total Investments)
	Education and Civic Organizations – 17.0% (11.0% of Total Investments)
$ 4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/26 at 100.00	A2	$ 4,540,870
	College, Refunding Series 2016L-1, 4.000%, 7/01/46
1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/21 at 100.00	A2	1,210,639
	College, Series 2011H, 5.000%, 7/01/41
5,565	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	6,402,811
	University, Series 2016Q-1, 5.000%, 7/01/46
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free	7/23 at 100.00	A1	1,183,208
	Academy, Series 2013B, 4.000%, 7/01/34
7,030	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	7,901,017
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	581,590
1,500	5.000%, 7/01/36	7/26 at 100.00	A–	1,736,535
6,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A	7,153,087
	University, Series 2017I-1, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis
	Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A1	596,809
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A1	239,551
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/28 at 100.00	BBB	2,589,457
	New Haven, Series 2018K-1, 5.000%, 7/01/38
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A,	11/19 at 100.00	Aa3	522,694
	5.000%, 11/15/27
30,815	Total Education and Civic Organizations			34,658,268
	Health Care – 31.6% (20.4% of Total Investments)
5,500	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford	7/25 at 100.00	A	6,004,570
	HealthCare, Series 2015F, 5.000%, 7/01/45
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A	7,393,953
	HealthCare, Series 2011A, 5.000%, 7/01/41
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/24 at 100.00	A	555,625
	HealthCare, Series 2014E, 5.000%, 7/01/42
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex	7/25 at 100.00	A3	2,125,133
	Hospital, Series 2015O, 5.000%, 7/01/36
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/20 at 100.00	BBB+	1,312,409
	Hospital, Series 2010-I, 5.000%, 7/01/30
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford
	Hospital, Series 2012J:
1,000	5.000%, 7/01/37	7/22 at 100.00	BBB+	1,069,480
7,155	5.000%, 7/01/42	7/22 at 100.00	BBB+	7,636,818
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/26 at 100.00	BBB+	4,167,120
	Hospital, Series 2016K, 4.000%, 7/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health
	Credit Group, Series 2016CT:
$ 2,650	5.000%, 12/01/41	6/26 at 100.00	AA–	$ 3,066,606
770	5.000%, 12/01/45	6/26 at 100.00	AA–	888,796
5,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western	7/21 at 100.00	A	6,264,103
	Connecticut Health, Series 2011M, 5.375%, 7/01/41
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western	7/21 at 100.00	A	4,225,920
	Connecticut Health, Series 2011N, 5.000%, 7/01/29
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven
	Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,974,017
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,112,147
900	5.000%, 7/01/34	7/24 at 100.00	AA–	1,018,449
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	4,604,967
	Series 2010A, 5.000%, 11/15/40
7,475	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	7,948,541
	Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40
59,970	Total Health Care			64,368,654
	Long-Term Care – 1.5% (1.0% of Total Investments)
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc,	8/24 at 100.00	BBB	1,169,135
	Series 2014A, 5.000%, 8/01/44
630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare	9/26 at 100.00	BB	666,389
	Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A
1,260	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds,	6/20 at 100.00	A1	1,300,710
	Refunding Series 2010-16, 5.000%, 6/15/30
2,990	Total Long-Term Care			3,136,234
	Tax Obligation/General – 42.1% (27.2% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,625,251
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,782,912
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 –	8/26 at 100.00	AA	3,178,056
	AGM Insured
	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	A	1,704,112
750	5.000%, 11/01/37	11/27 at 100.00	A	866,873
	City of New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,000	5.000%, 8/01/35	8/27 at 100.00	BBB+	1,135,150
1,425	5.000%, 8/01/36	8/27 at 100.00	BBB+	1,612,900
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/23 at 100.00	A1	6,224,602
	State University System, Series 2013N, 5.000%, 11/01/31
3,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/26 at 100.00	A1	3,687,571
	State University System, Series 2016P-1, 5.000%, 11/01/29
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,069,490
2,600	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A1	2,933,788
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A1	3,977,540
4,580	Connecticut State, General Obligation Bonds, Series 2015A, 4.500%, 3/15/33	3/25 at 100.00	A1	5,086,411
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A1	3,046,539
	Connecticut State, General Obligation Bonds, Series 2017A:
4,000	5.000%, 4/15/34	4/27 at 100.00	A1	4,725,080
3,730	5.000%, 4/15/35	4/27 at 100.00	A1	4,392,373

NTC	Nuveen Connecticut Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Connecticut State, General Obligation Bonds, Series 2018A:
$ 3,500	5.000%, 4/15/35 (UB) (4)	4/28 at 100.00	A1	$ 4,189,150
5,000	5.000%, 4/15/38 (UB) (4)	4/28 at 100.00	A1	5,929,550
2,300	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/36	4/29 at 100.00	A1	2,784,058
225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 –	8/24 at 100.00	AA	256,084
	BAM Insured
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 –	8/19 at 100.00	AA	875,638
	AGC Insured
	Milford, Connecticut, General Obligation Bonds, Series 2018:
1,055	4.000%, 11/01/36	11/24 at 100.00	AAA	1,123,807
1,055	4.000%, 11/01/37	11/24 at 100.00	AAA	1,119,302
	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 8/15/32 – AGM Insured	8/26 at 100.00	AA	1,159,150
1,550	5.000%, 8/15/35 – AGM Insured	8/26 at 100.00	AA	1,784,701
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 –	8/24 at 100.00	AA	1,096,679
	AGM Insured
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	897,803
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,838,765
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	567,335
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,054,935
1,670	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,784,028
	5.000%, 8/01/36
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	AA–	662,202
1,500	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 –	1/27 at 100.00	AA	1,628,715
	BAM Insured
	Suffield, Connecticut, General Obligation Bonds, Refunding Series 2005:
820	5.000%, 6/15/19	No Opt. Call	AA+	820,943
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,505,224
2,285	The Metropolitan District Hartford County, Connecticut General Obligation Bonds, Series	7/28 at 100.00	AA	2,760,029
	2018, 5.000%, 7/15/36
1,000	Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%,	8/28 at 100.00	AA	1,198,510
	8/15/30 – BAM Insured
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	523,115
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	457,805
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	714,280
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	520,178
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	519,021
75,045	Total Tax Obligation/General			85,819,655
	Tax Obligation/Limited – 21.2% (13.6% of Total Investments)
1,000	Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds, Series 2019B,	11/27 at 100.00	A1	1,002,500
	3.250%, 11/15/35 (AMT)
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	4,304,146
	Series 2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	8/25 at 100.00	A+	1,592,423
	Series 2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	A+	6,234,496
1,075	5.000%, 9/01/34	9/26 at 100.00	A+	1,260,567

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
	Series 2014A:
$ 3,500	5.000%, 9/01/33	9/24 at 100.00	A+	$ 3,984,715
1,000	5.000%, 9/01/34	9/24 at 100.00	A+	1,135,790
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,640,085
	5.000%, 11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	BB	882,680
3,200	5.125%, 1/01/42	1/22 at 100.00	BB	3,336,992
2,315	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/27 at 100.00	N/R	2,578,771
	Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	7/19 at 100.00	AA	1,521,030
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,110,051
	5.125%, 6/01/24 – AMBAC Insured
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	A+	2,656,030
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A+	2,771,550
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A+	855,365
	University of Connecticut, General Obligation Bonds, Series 2015A:
2,250	5.000%, 3/15/31	3/26 at 100.00	A+	2,647,687
1,415	5.000%, 2/15/34	2/25 at 100.00	A+	1,616,836
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,946,267
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
38,790	Total Tax Obligation/Limited			43,077,981
	Transportation – 0.8% (0.5% of Total Investments)
1,500	Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds,	7/29 at 100.00	A–	1,599,915
	Ground Transportation Center Project, Series 2019A, 4.000%, 7/01/49 (AMT)
	U.S. Guaranteed – 15.6% (10.1% of Total Investments) (5)
2,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/20 at 100.00	A–	2,596,225
	University, Series 2010-O, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and	7/21 at 100.00	N/R	2,138,640
	Memorial Hospitals, Series 2011F, 5.000%, 7/01/36 (Pre-refunded 7/01/21)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
	Hospital, Series 2011N:
1,105	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	1,185,124
400	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	429,004
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	536,255
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2011G:
250	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A	268,765
3,260	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A	3,537,882
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan	7/20 at 100.00	AA	3,115,470
	University, Series 2010G, 5.000%, 7/01/35 (Pre-refunded 7/01/20)
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3	1,292,948
	Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health	11/20 at 100.00	AA–	1,057,106
	East Series 2010, 4.750%, 11/15/29 (Pre-refunded 11/15/20)
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	A–	2,140,938
	2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R	3,156,900
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)

NTC	Nuveen Connecticut Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28	8/19 at 100.00	AA	$ 876,038
	(Pre-refunded 8/15/19) – AGC Insured
2,220	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	N/R	2,385,057
	5.000%, 8/01/36 (Pre-refunded 8/02/21)
4,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/21 at 100.00	AA–	5,242,458
	Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project,	4/21 at 100.00	N/R	1,893,808
	Series 2011A, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
30,000	Total U.S. Guaranteed			31,852,618
	Utilities – 3.7% (2.4% of Total Investments)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	13.351%, 1/01/32, 144A (IF) (4)	1/23 at 100.00	Aa3	1,846,579
410	13.241%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	Aa3	575,976
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System
	Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	707,577
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	539,475
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,050,599
500	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator	7/19 at 100.00	A–	507,550
	Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	274,145
6,440	Total Utilities			7,501,901
	Water and Sewer – 21.4% (13.8% of Total Investments)
	Connecticut, State Revolving Fund General Revenue Bonds, Green Bonds, Series 2017A:
1,500	5.000%, 5/01/36	5/27 at 100.00	AAA	1,810,290
1,500	5.000%, 5/01/37	5/27 at 100.00	AAA	1,804,560
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater
	System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	575,730
1,000	5.000%, 8/15/31	8/24 at 100.00	AA	1,149,060
500	5.000%, 8/15/32	8/24 at 100.00	AA	573,845
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater	7/19 at 100.00	AA	55,154
	System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,335	5.000%, 7/01/36	7/27 at 100.00	A–	1,513,957
890	5.000%, 7/01/40	7/27 at 100.00	A–	999,532
3,045	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	3,327,332
	2013, 5.500%, 7/01/43
235	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	260,086
	2016, 5.000%, 1/01/46
10,015	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	11,314,146
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
4,100	5.000%, 4/01/36	4/22 at 100.00	Aa2	4,437,430
2,500	5.000%, 4/01/39	4/22 at 100.00	Aa2	2,702,350
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA–	898,358
	Series 2014A, 5.000%, 8/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
	Refunding Thirty-Second Series 2016B:
$ 2,715	4.000%, 8/01/36	8/26 at 100.00	AA–	$ 2,985,278
2,220	5.000%, 8/01/37	8/26 at 100.00	AA–	2,602,373
1,270	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/28 at 100.00	AA–	1,528,001
	Thirty-third Series 2018A, 5.000%, 8/01/42
4,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/22 at 100.00	AA–	4,380,320
	Twenty-Seventh Series 2012, 5.000%, 8/01/33
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	AA+	568,745
	2013A, 5.250%, 8/15/43
38,675	Total Water and Sewer			43,486,547
$ 284,225	Total Long-Term Investments (cost $300,123,527)			315,501,773
	Floating Rate Obligations – (3.1)%			(6,375,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (54.9)% (6)			(111,837,892)
	Other Assets Less Liabilities – 3.1%			6,385,232
	Net Assets Applicable to Common Shares – 100%			$ 203,674,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.4%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.3% (100.0% of Total Investments)
	Education and Civic Organizations – 45.2% (29.7% of Total Investments)
$ 3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music,	10/26 at 100.00	A	$ 4,135,292
	Series 2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,463,450
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	868,985
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
1,880	13.237%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	2,732,824
575	13.169%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	835,515
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,000	5.000%, 1/01/34	1/28 at 100.00	BBB+	2,354,020
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,610,787
2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series	7/21 at 100.00	AA	2,313,636
	2011B-1, 5.250%, 7/01/33 – AGM Insured
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,275,952
	5.000%, 7/01/35
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	466,268
190	5.000%, 7/01/37	7/25 at 100.00	AA	219,085
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,326,960
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series	10/22 at 100.00	A1	604,918
	2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A1	990,482
1,400	5.000%, 3/01/44	3/24 at 100.00	A1	1,578,402
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	553,380
	5.250%, 10/01/39
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,446,259
	Institute, Series 2015, 5.000%, 7/01/33
450	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding	7/29 at 100.00	Baa2	535,086
	Series 2019, 5.000%, 7/01/36
	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute,
	Series 2017:
2,200	5.000%, 4/01/35	10/27 at 100.00	AA–	2,683,714
1,250	5.000%, 4/01/36	10/27 at 100.00	AA–	1,520,325
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,013,145
	5.000%, 8/15/38
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H,	1/28 at 100.00	A3	1,544,287
	5.000%, 1/01/42
1,510	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic	6/28 at 100.00	AA–	1,816,213
	Institution, Series 2018, 5.000%, 6/01/43
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/22 at 100.00	A1	1,476,985
	Institute, Series 2012, 5.000%, 9/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/26 at 100.00	A1	$ 978,146
	Institute, Series 2016, 5.000%, 9/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic
	Institute, Series 2017:
550	5.000%, 9/01/42	9/27 at 100.00	A1	645,805
700	5.000%, 9/01/47	9/27 at 100.00	A1	818,804
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/27 at 100.00	A1	2,935,475
	Institute, Series 2017B, 5.000%, 9/01/42
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University,	7/27 at 100.00	Baa2	579,875
	Refunding Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,317,480
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	AA–	2,914,809
	Series 2016, 5.000%, 1/01/40
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,415,725
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,302,820
385	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/21 at 100.00	AA	405,178
	2011J, 5.625%, 7/01/33 (AMT)
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern	10/20 at 100.00	A1	264,591
	University, Series 2010A, 4.875%, 10/01/35
165	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk	7/19 at 100.00	Baa2	165,526
	University, Refunding Series 2009A, 5.750%, 7/01/39
2,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	Aa2	2,296,860
	2014-1, 5.000%, 11/01/44
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/25 at 100.00	Aa2	4,686,560
	2015-1, 5.000%, 11/01/40
52,095	Total Education and Civic Organizations			62,093,624
	Health Care – 32.0% (21.0% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children?s Hospital Issue,	10/24 at 100.00	AA	1,123,060
	Series 2014P, 5.000%, 10/01/46
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series	7/26 at 100.00	A–	1,519,319
	2016I, 5.000%, 7/01/41
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	1,559,460
	Obligated Group, Series 2013, 5.250%, 11/15/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,098,400
	Series 2014N, 5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems,
	Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	AA–	958,366
700	5.000%, 10/01/31	10/21 at 100.00	AA–	748,566
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	575,725
	Series 2016E, 5.000%, 7/01/32
1,675	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	7/26 at 100.00	A–	1,956,450
	Series 2016-I, 5.000%, 7/01/30
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue,
	Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A–	1,032,471
1,000	5.000%, 7/01/32	7/25 at 100.00	A–	1,138,930
500	5.000%, 7/01/33	7/25 at 100.00	A–	567,935

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A–	$ 1,750,860
	2018J-2, 5.000%, 7/01/38
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System	7/22 at 100.00	BBB+	1,060,050
	Obligated Group, Series 2012, 5.000%, 7/01/31
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,236,604
	Issue, Series 2016N, 5.000%, 12/01/46
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated	8/25 at 100.00	A	3,897,005
	Group Issue, Series 2015F, 5.000%, 8/15/45
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BB+	1,176,541
	Issue, Series 2014F, 5.750%, 7/15/43
3,450	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	7/26 at 100.00	AA–	3,987,476
	Issue, Series 2016Q, 5.000%, 7/01/47
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System
	Issue, Series 2017S-1:
2,200	5.000%, 7/01/37	1/28 at 100.00	AA–	2,637,800
2,100	4.000%, 7/01/41	1/28 at 100.00	AA–	2,301,915
5	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/21 at 100.00	AA–	5,313
	Series 2012L, 5.000%, 7/01/36
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/23 at 100.00	BBB+	898,392
	Obligated Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,082,290
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,379,784
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	A–	696,931
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care
	Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A–	409,244
1,095	5.000%, 7/01/44	7/27 at 100.00	A–	1,247,588
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	510,210
	Series 2016I, 5.000%, 7/01/36
25	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	BBB+	26,816
	2011H, 5.500%, 7/01/31
280	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	326,035
	5.000%, 7/01/44
2,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dana-Farber	7/19 at 100.00	A1	2,521,350
	Cancer Institute, Series 2008K, 5.000%, 12/01/37
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford	7/19 at 100.00	BB+	1,508,455
	Regional Medical Center, Series 2007E, 5.000%, 7/15/32
39,425	Total Health Care			43,939,341
	Housing/Multifamily – 0.5% (0.3% of Total Investments)
495	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008,	7/19 at 100.00	AA	496,396
	5.000%, 4/01/20 – AGM Insured
215	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	6/19 at 100.00	AA	217,474
710	Total Housing/Multifamily			713,870
	Long-Term Care – 3.2% (2.1% of Total Investments)
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
1,040	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	1,063,889
250	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	272,300

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A+	$ 523,264
	Lennox, Series 2015, 5.000%, 7/01/31
285	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village,	12/19 at 100.00	A–	290,244
	Series 2010, 5.625%, 12/01/30
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,102,100
	2013A, 5.250%, 1/01/26
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding	10/24 at 104.00	BBB+	1,117,910
	Series 2019, 5.000%, 10/01/49
4,035	Total Long-Term Care			4,369,707
	Tax Obligation/General – 16.5% (10.9% of Total Investments)
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	2/20 at 100.00	AA	1,281,963
	5.000%, 2/15/32
640	Massachusetts Bay Transportation Authority, General Obligation Transportation System	No Opt. Call	Aa1	684,294
	Bonds, Series 1991A, 7.000%, 3/01/21
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	Aa1	1,622,640
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C,	7/25 at 100.00	Aa1	2,308,220
	5.000%, 7/01/45
3,895	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F,	11/27 at 100.00	Aa1	4,620,522
	5.000%, 11/01/46
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A,	1/29 at 100.00	Aa1	4,971,480
	5.250%, 1/01/44
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series	5/22 at 100.00	Aa2	1,941,051
	2012, 5.000%, 5/15/35
1,760	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 –	No Opt. Call	AAA	1,819,066
	FGIC Insured
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan
	Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,344,998
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,107,340
20,100	Total Tax Obligation/General			22,701,574
	Tax Obligation/Limited – 17.6% (11.5% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	BB	2,101,620
1,310	5.125%, 1/01/42	1/22 at 100.00	BB	1,366,081
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	BB	416,912
1,115	5.000%, 1/01/42	1/22 at 100.00	BB	1,157,927
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	992,416
	5.000%, 5/01/33 – BAM Insured
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017,	5/27 at 100.00	AA	598,685
	5.000%, 5/01/35
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	1,092,090
	5.000%, 7/01/41
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior	No Opt. Call	AA	831,238
	Lien Series 2004C, 5.250%, 7/01/21
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,803,570
	5.000%, 5/01/44
1,000	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B,	No Opt. Call	Aa2	1,148,290
	5.375%, 5/01/23 – SYNCORA GTY Insured

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B,	5/22 at 100.00	Aa2	$ 923,332
	5.000%, 5/01/37
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	8/25 at 100.00	AAA	1,581,417
	Refunding Series 2015C, 5.000%, 8/15/37
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	2,083,069
	Series 2013A, 5.000%, 5/15/38
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series	10/21 at 100.00	AAA	1,071,470
	2011B, 5.000%, 10/15/41
2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/28 at 100.00	AA+	2,433,080
	Series 2018A, 5.250%, 2/15/48
1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series	No Opt. Call	A1	1,092,160
	2005, 5.000%, 1/01/20 – FGIC Insured
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/25 at 100.00	AA+	1,733,775
	2015A, 5.000%, 6/01/45
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	565,396
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,087,300
	2012A, 5.000%, 10/01/32 – AGM Insured
21,730	Total Tax Obligation/Limited			24,079,828
	Transportation – 9.9% (6.5% of Total Investments)
400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA+	407,796
	Commonwealth Contract Assistance Secured, Series 2010B, 5.000%, 1/01/35
2,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%,	7/27 at 100.00	AA	2,923,150
	7/01/47 (AMT)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,036,950
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,095,860
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,143,870
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,852,350
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	AA	828,942
1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,154,730
1,400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation,	7/19 at 100.00	A1	1,404,018
	Series 2007, 5.000%, 7/01/32 – FGIC Insured (AMT)
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A+	772,603
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
12,245	Total Transportation			13,620,269
	U.S. Guaranteed – 18.4% (12.0% of Total Investments) (5)
500	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/19 at 100.00	AA+	507,295
	Senior Lien Series 2010A, 5.000%, 11/01/30 (Pre-refunded 11/01/19)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	2,701,466
	10/01/20) – AGM Insured
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General	2/21 at 100.00	Aa3	2,121,000
	Obligation Bonds, Series 2011, 5.000%, 2/15/41 (Pre-refunded 2/15/21)
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/19 at 100.00	Aa3	758,828
	2009V-1, 5.000%, 10/01/29 (Pre-refunded 10/01/19)
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A:
1,275	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	1,301,482
125	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+	127,596
467	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	545,615
	Series 2013A, 6.250%, 11/15/28, 144A (Pre-refunded 11/15/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/20 at 100.00	AA–	$ 2,289,826
	Series 2011K-6, 5.375%, 7/01/41 (Pre-refunded 7/01/20)
995	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/21 at 100.00	N/R	1,065,028
	Series 2012L, 5.000%, 7/01/36 (Pre-refunded 7/01/21)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA	1,072,510
	Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series	4/21 at 100.00	Aa3	3,207,900
	2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)
475	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	N/R	513,261
	2011H, 5.500%, 7/01/31 (Pre-refunded 7/01/21)
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate	7/19 at 100.00	N/R	160,517
	Medical Center, Series 2009I, 5.750%, 7/01/36 (Pre-refunded 7/01/19)
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare	11/19 at 100.00	AA	508,270
	Obligated Group, Series 2004D, 5.125%, 11/15/35 (Pre-refunded 11/15/19) – AGC Insured
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc,	7/21 at 100.00	N/R	433,669
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s	12/19 at 100.00	Aa2	2,039,540
	Hospital, Series 2009M, 5.500%, 12/01/39 (Pre-refunded 12/01/19)
335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk	7/19 at 100.00	N/R	336,095
	University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
2,030	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton	1/20 at 100.00	N/R	2,072,163
	College Issues, Series 2010F, 5.000%, 1/01/41 (Pre-refunded 1/01/20)
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/21 at 100.00	AA+	1,606,005
	2013A, 5.000%, 6/01/38 (Pre-refunded 6/01/21)
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA,	No Opt. Call	N/R	1,068,163
	5.500%, 7/01/19 – NPFG Insured (ETM)
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	AA	757,217
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
24,087	Total U.S. Guaranteed			25,193,446
	Utilities – 1.0% (0.7% of Total Investments)
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts	7/23 at 100.00	A1	1,428,185
	Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
	Water and Sewer – 8.0% (5.3% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	626,969
	Refunding Series 2014A, 5.000%, 7/01/29
1,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,413,100
	Refunding Series 2017, 5.000%, 7/01/37
420	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	464,835
	2016, 5.000%, 1/01/46
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	7/19 at 100.00	A1	416,141
	5.000%, 12/01/32 – NPFG Insured
1,000	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	1,128,210
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	7/19 at 100.00	AAA	60,167
	5.000%, 8/01/22
140	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series	7/19 at 100.00	AAA	140,408
	2002A, 5.250%, 8/01/20
500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B,	8/26 at 100.00	AA+	592,750
	5.000%, 8/01/40
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%,	No Opt. Call	AA+	1,006,170
	8/01/19 – AGM Insured

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B,	8/27 at 100.00	AA+	$ 1,471,314
	5.000%, 8/01/42
2,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,457,900
	5.000%, 8/01/44
1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/27 at 100.00	AA	1,200,550
	2017C, 5.000%, 4/15/37
9,580	Total Water and Sewer			10,978,514
$ 185,272	Total Long-Term Investments (cost $195,897,817)			209,118,358
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.7)% (6)			(73,729,267)
	Other Assets Less Liabilities – 1.4%			1,892,297
	Net Assets Applicable to Common Shares – 100%			$ 137,281,388

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.3%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2019

	NTC	NMT
Assets
Long-term investments, at value (cost $300,123,527 and $195,897,817, respectively)	$315,501,773	$209,118,358
Cash	811,045	—
Receivable for:
Interest	4,228,561	3,005,253
Investments sold	3,435,472	—
Other assets	20,784	9,448
Total assets	323,997,635	212,133,059
Liabilities
Cash overdraft	—	564,312
Floating rate obligations	6,375,000	—
Payable for:
Dividends	571,936	371,168
Interest	231,288	—
Investments purchased	1,003,583	—
Offering costs	55,236	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $112,000,000 and $—, respectively)	111,837,892	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $— and $74,000,000, respectively)	—	73,729,267
Accrued expenses:
Management fees	165,042	111,327
Trustees fees	19,166	2,033
Other	64,379	73,564
Total liabilities	120,323,522	74,851,671
Net assets applicable to common shares	$203,674,113	$137,281,388
Common shares outstanding	14,328,976	9,322,751
Net asset value (“NAV”) per common share outstanding	$14.21	$14.73
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$143,290	$93,228
Paid-in surplus	198,144,646	129,293,907
Total distributable earnings	5,386,177	7,894,253
Net assets applicable to common shares	$203,674,113	$137,281,388
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2019

	NTC	NMT
Investment Income	$12,042,805	$8,106,114
Expenses
Management fees	1,909,915	1,286,787
Interest expense and amortization of offering costs	2,838,700	1,713,702
Custodian fees	41,511	34,640
Trustees fees	9,302	6,216
Professional fees	35,557	138,043
Shareholder reporting expenses	24,727	2,318
Shareholder servicing agent fees	19,680	240
Stock exchange listing fees	6,809	6,810
Investor relations expenses	875	448
Other	36,528	41,758
Total expenses	4,923,604	3,230,962
Net investment income (loss)	7,119,201	4,875,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(411,390)	(762,614)
Change in net unrealized appreciation (depreciation) of investments	8,157,107	4,696,560
Net realized and unrealized gain (loss)	7,745,717	3,933,946
Net increase (decrease) in net assets applicable to common shares from operations	$14,864,918	$8,809,098

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NTC		NMT
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18
Operations
Net investment income (loss)	$7,119,201	$7,452,636	$4,875,152	$5,482,300
Net realized gain (loss) from investments	(411,390)	(450,839)	(762,614)	137,549
Change in net unrealized appreciation
(depreciation) of investments	8,157,107	(6,611,292)	4,696,560	(3,940,236)
Net increase (decrease) in net assets
applicable to common shares
from operations	14,864,918	390,505	8,809,098	1,679,613
Distributions to Common Shareholders(2)
Dividends(3)	(7,072,661)	(7,654,756)	(4,689,887)	(5,861,517)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(7,072,661)	(7,654,756)	(4,689,887)	(5,861,517)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	10,822
Cost of shares repurchased and retired	(1,115,508)	(1,242,632)	(305,767)	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	(1,115,508)	(1,242,632)	(305,767)	10,822
Net increase (decrease) in net assets
applicable to common shares	6,676,749	(8,506,883)	3,813,444	(4,171,082)
Net assets applicable to common
shares at the beginning of period	196,997,364	205,504,247	133,467,944	137,639,026
Net assets applicable to common
shares at the end of period	$203,674,113	$196,997,364	$137,281,388	$133,467,944

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended May 31, 2018 the Funds' distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended May 31, 2019

	NTC	NMT
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$14,864,918	$8,809,098
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(25,613,915)	(34,586,361)
Proceeds from sales and maturities of investments	26,955,867	32,430,309
Taxes paid	(923)	—
Amortization (Accretion) of premiums and discounts, net	2,520,951	1,457,472
Amortization of deferred offering costs	17,460	9,786
(Increase) Decrease in:
Receivable for interest	211,817	(34,152)
Receivable for investments sold	(3,300,472)	—
Other assets	(724)	(57)
Increase (Decrease) in:
Payable for interest	6,398	—
Payable for investments purchased	1,003,583	—
Payable for offering costs	55,236	—
Accrued management fees	2,849	1,704
Accrued Trustees fees	750	(284)
Accrued other expenses	(19,503)	(31,867)
Net realized (gain) loss from investments	411,390	762,614
Change in net unrealized (appreciation) depreciation of investments	(8,157,107)	(4,696,560)
Net cash provided by (used in) operating activities	8,958,575	4,121,702
Cash Flows from Financing Activities:
Proceeds from borrowings	525,371	552,003
(Repayments) of borrowings	(525,371)	(552,003)
(Payments for) deferred offering costs	(170,000)	—
Proceeds from AMTP Shares issued, at liquidation preference	112,000,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(112,000,000)	—
Increase (Decrease) in cash overdraft	—	564,312
Cash distributions paid to common shareholders	(7,075,675)	(4,771,180)
Cost of common shares repurchased and retired	(1,115,508)	(305,767)
Net cash provided by (used in) financing activities	(8,361,183)	(4,512,635)
Net Increase (Decrease) in Cash	597,392	(390,933)
Cash at the beginning of period	213,653	390,933
Cash at the end of period	$811,045	$—

Supplemental Disclosure of Cash Flow Information	NTC	NMT
Cash paid for interest (excluding amortization of offering costs)	$2,832,302	$1,713,702

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
NTC
Year Ended 5/31:
2019	$13.65	$0.50	$0.54	$1.04	$(0.49)	$—	$(0.49)	$0.01	$14.21	$13.13
2018	14.14	0.51	(0.49)	0.02	(0.53)	—	(0.53)	0.02	13.65	11.75
2017	14.92	0.57	(0.73)	(0.16)	(0.62)	—	(0.62)	—	14.14	12.47
2016	14.35	0.67	0.59	1.26	(0.69)	—	(0.69)	—	14.92	13.54
2015	14.33	0.70	(0.01)	0.69	(0.68)	—	(0.68)	0.01	14.35	12.62
NMT
Year Ended 5/31:
2019	14.28	0.52	0.42	0.94	(0.50)	—	(0.50)	0.01	14.73	12.84
2018	14.72	0.59	(0.40)	0.19	(0.63)	—	(0.63)	—	14.28	12.64
2017	15.34	0.64	(0.58)	0.06	(0.68)	—	(0.68)	—	14.72	13.90
2016	14.67	0.69	0.69	1.38	(0.71)	—	(0.71)	—	15.34	14.99
2015	14.65	0.65	0.05	0.70	(0.68)	—	(0.68)	—	14.67	13.14

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

7.92%	16.51%	$203,674	2.52%	3.64%	8%
0.28	(1.55)	196,997	2.15	3.70	17
(1.07)	(3.46)	205,504	2.08	3.98	20
8.97	13.19	216,788	1.66	4.61	11
4.96	5.03	208,580	1.68	4.85	15

6.87	5.80	137,281	2.45	3.70	16
1.29	(4.84)	133,468	2.13	4.04	17
0.43	(2.78)	137,639	1.91	4.29	12
9.64	20.01	143,395	1.62	4.65	13
4.84	3.75	137,130	1.96	4.57	14

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NTC		NMT
Year Ended 5/31:		Year Ended 5/31:
2019	1.45%	2019	1.30%
2018	1.10	2018	1.00
2017	1.01	2017	0.83
2016	0.60	2016	0.58
2015	0.58	2015	0.86

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period

	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NTC
Year Ended 5/31:
2019	$112,000	$281,852	$—	$—	$—	$—
2018	—	—	112,000	275,891	—	—
2017	—	—	112,000	283,486	—	—
2016	—	—	106,000	304,517	—	—
2015	—	—	106,000	296,773	—	—
NMT
Year Ended 5/31:
2019	—	—	—	—	74,000	285,515
2018	—	—	—	—	74,000	280,362
2017	—	—	—	—	74,000	285,999
2016	—	—	74,000	293,776	—	—
2015(a)	—	—	74,000	285,311	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

2015
NMT
Series 2015 (NMT PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.02Ω
Series 2016 (NMT PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.03Ω
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—
Average Market Value per Share	10.00Δ
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—
Average Market Value per Share	10.00Δ

(b)	MTP Shares issued in connection with the reorganizations.
Ω	For the period June 1, 2014 through July 11, 2014.
Δ	For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Connecticut Quality Municipal Income Fund (NTC)
•	Nuveen Massachusetts Quality Municipal Income Fund (NMT)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NTC and NMT were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from state personal income tax.
Fund Merger
During May 2019, the Board approved the merger of NTC (the “Target Fund”) into the Nuveen AMT-Free Municipal Credit Income Fund (NVG) (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings. If shareholders approve the Merger, Target Fund shareholders will receive a cash distribution prior to the closing of the Merger of approximately 10% of net asset value (“NAV”) per share.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger.

Notes to Financial Statements (continued)
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NTC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$315,501,773	$—	$315,501,773
NMT
Long-Term Investments*:
Municipal Bonds	$—	$209,118,358	$—	$209,118,358

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Notes to Financial Statements (continued)
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances) and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NTC	NMT
Floating rate obligations: self-deposited Inverse Floaters	$6,375,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,085,000	7,325,000
Total	$11,460,000	$7,325,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NTC	NMT
Average floating rate obligations outstanding	$6,375,000	$—
Average annual interest rate and fees	2.08%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
The amount of outstanding borrowings under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding self-deposited Inverse Floaters. As of the end of the reporting period, the Funds did not have any outstanding borrowings under such liquidity facilities related to self-deposited Inverse Floaters. As of the end of the reporting period, NTC and NMT had outstanding borrowings of $262,003 and $0, respectively, under such liquidity facilities related to certain externally-deposited Inverse Floaters.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NTC	NMT
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,375,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,085,000	7,325,000
Total	$11,460,000	$7,325,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NTC		NMT
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	739
Repurchased and retired	(99,200)	(105,800)	(26,148)	—
Weighted average common share:
Price per share repurchased and retired	$11.23	$11.73	$11.67	—
Discount per share repurchased and retired	15.96%	14.96%	15.20%	—

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NTC has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NTC’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
				Net of
		Shares	Liquidation	Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NTC	2028	1,120	$112,000,000	$111,837,892

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

			Term	Premium
	Notice		Redemption	Expiration
Fund	Period	Series	Date	Date
NTC	540-day	2028	December 1, 2028*	February 13, 2019

* Subject to early termination by either the Fund or the holder

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NTC*
Average liquidation preference of AMTP Shares outstanding	$112,000,000
Annualized dividend rate	2.44%

* For the period December 14, 2018 (first issuance of shares) through May 31, 2019

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NTC incurred offering costs of $170,000 in connection with its offering of AMTP Shares, which were recorded as deferred charges and are amortized over the life of the shares. These offering costs are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
On December 14, 2018, NTC redeemed all of its outstanding Series 2019 Variable Rate Munifund Term Preferred (VMTP) Shares. The Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NTC*
Average liquidation preference of VMTP Shares outstanding	$112,000,000
Annualized dividend rate	2.37%

* For the period June 1, 2018 through December 13, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and were recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NTC’s redemption of VMTP Shares, the remaining deferred costs of $5,472 were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

				Liquidation
				Preference
		Shares	Liquidation	Net of Deferred	Special Rate
Fund	Series	Outstanding	Preference	Offering Costs	Period Expiration	Maturity
NMT	1	740	$74,000,000	$73,729,267	March 1, 2047	March 1, 2047

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding.
NMT’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NMT
Average liquidation preference of VRDP Shares outstanding	$74,000,000
Annualized dividend rate	2.30%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares was recorded as a deferred charge, which is amortized over the life of the shares and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Fund, where applicable, were as follows:

	Year Ended May 31, 2019
NTC	Series	Shares	Amount
AMTP Shares issued	2028	1,120	$112,000,000

Transactions in VMTP Shares for the Fund, where applicable, were as follows:

	Year Ended May 31, 2019
NTC	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,120)	$(112,000,000)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NTC	NMT
Purchases	$25,613,915	$34,586,361
Sales and maturities	26,955,867	32,430,309

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.

	NTC	NMT
Tax cost of investments	$293,764,985	$195,884,864
Gross unrealized:
Appreciation	$15,420,453	$13,250,600
Depreciation	(58,681)	(17,106)
Net unrealized appreciation (depreciation) of investments	$15,361,772	$13,233,494

Permanent differences, primarily due to federal taxes paid, taxable market discount, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2019, the Funds’ tax year end.

Notes to Financial Statements (continued)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds’ tax year end, were as follows:

	NTC	NMT
Undistributed net tax-exempt income[1]	$455,371	$196,312
Undistributed net ordinary income[2]	16,797	40,864
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2019, paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NTC	NMT
Distributions from net tax-exempt income[3]	$9,749,738	$6,479,015
Distributions from net ordinary income[2]	9,436	—
Distributions from net long-term capital gains	—	—

2018	NTC	NMT
Distributions from net tax-exempt income	$9,950,822	$7,254,568
Distributions from net ordinary income[2]	18,890	—
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019 as Exempt Interest Dividends.

As of May 31, 2019 the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NTC	NMT
Not subject to expiration:
Short-term	$2,817,224	$1,580,494
Long-term	6,811,763	3,613,690
Total	$9,628,987	$5,194,184

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2019, the complex-level fee for each Fund was 0.1580%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NTC	NMT
Purchases	$3,618,987	$17,022,495
Sales	3,534,556	12,641,791

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NTC	NMT
Maximum outstanding balance	$525,371	$552,003

During the Funds’ utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NTC	NMT
Average daily balance outstanding	$525,371	$552,003
Average annual interest rate	3.50%	3.50%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NTC	NMT
UNII at the end of period	$(380,422)	$(309,344)

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NTC	NMT
Common shares repurchased	99,200	26,148

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (continued)
•
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

●
Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

●
Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

●
Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

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Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

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Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:

●●    Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

●●   Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●● Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

●●    Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Connecticut Quality Municipal Income Fund (the “Connecticut Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods, the Fund ranked in the second quartile in the one-year period. In addition, the Fund’s performance was below the performance of its benchmark for the one-and three-year periods; however, the Fund outperformed its benchmark for the five-year period. The Board considered the Adviser’s explanation of the factors that detracted from Fund performance and was satisfied with the Adviser’s explanation. At the May Meeting, the Board approved the reorganization of the Fund into the Nuveen AMT-Free Municipal Credit Income Fund, subject to various conditions including shareholder approval.
For Nuveen Massachusetts Quality Municipal Income Fund (the “Massachusetts Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark in the one-year period, the Board ranked in the third quartile of its Performance Peer Group and outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Connecticut Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average and the Massachusetts Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
163

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
163

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
163

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
163

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
163

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
163

■ ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
163

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007
Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

■ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016
Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

■ WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

■ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.

■ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018
Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017
Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008
Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

■ JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

■ E. SCOTT WICKERHAM 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019
Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since
2019), formerly, Managing Director; Senior Managing Director (since 2019),
Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting
Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life
Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the
CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015);
has held various positions with TIAA since 2006.

Board Members & Officers (Unaudited) (continued)

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0519D 894596-INV-Y-07/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Massachusetts Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2019	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2019	$ 0	$ 0	$ 0	$ 0
May 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael Hamilton, Managing Director of Nuveen Asset Management, manages several municipal funds.  He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader.  He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 8 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	11	$2.55 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$27.5 million
*	Assets are as of May 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NMT SECURITIES AS OF MAY 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Michael Hamilton	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JUNE 1-30, 2018	0	0	0	935,000

JULY 1-31, 2018	0	0	0	935,000

AUGUST 1-31, 2018	0	0	0	935,000

SEPTEMBER 1-30, 2018	6,000	11.87	6,000	929,000

OCTOBER 1-31, 2018	19,900	11.62	19,900	909,100

NOVEMBER 1-30, 2018	0	0	0	909,100

DECEMBER 1-31, 2018	248	11.65	248	908,852

JANUARY 1-31, 2019	0	0	0	908,852

FEBRUARY 1-29, 2019	0	0	0	908,852

MARCH 1-31, 2019	0	0	0	908,852

APRIL 1-30, 2019	0	0	0	908,852

MAY 1-31, 2019	0	0	0	908,852

JUNE 1-30, 2019	0	0	0	908,852

TOTAL	26,148

* The registrant's repurchase program, for the repurchase of 935,000 shares, was authorized August 1, 2017.  The program was reauthorized for a maximum repurchase amount of 935,000 shares on August 1, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 8, 2019